Exhibit 99.2

Mana Capital Acquisition Corp. Confirms

Second Contribution to Trust Account to

Extend Time Period to Complete a Business Combination

Dover, DE, September 23, 2022—Mana Capital Acquisition Corp. (Nasdaq: MAAQU; MAAQ; MAAQW; MAAQR) (the “Company” or “Mana Capital”), a special purpose acquisition company (“Mana Capital”), announced today that for the purpose of consummating its previously announced business combination with Cardio Diagnostics, Inc. (“Cardio”), the Company has further extended the date by which it is required to complete a business combination for an additional period of one (1) month from September 26, 2022 to October 26, 2022, and that the amount of $216,667 has been deposited into the Company’s trust account (the “Trust Account”) in connection with the extension. The funds deposited into the Trust Account were provided by Cardio under the terms of the definitive Merger Agreement entered into by the parties on May 27, 2022. The purpose of the extension is to extend the time for Mana Capital and Cardio to consummate the previously announced business combination. This is the second of up to twelve one-month extensions permitted under the Company’s governing documents.

About Mana Capital Acquisition Corp.

Mana Capital Acquisition Corp. is a blank check company formed for the purpose of engaging in a merger, stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. Its efforts to identify a prospective target business will not be limited to a particular industry or geographic region, although it intends to focus its search on target businesses operating in North America, Europe and Asia in the healthcare, technology, green economy, and consumer products sectors.

About Cardio Diagnostics

Cardio Diagnostics is a biotechnology company that makes cardiovascular disease prevention and early detection more accessible, personalized, and precise. Cardio was formed to further develop and commercialize a proprietary Artificial Intelligence (AI)-driven Integrated Genetic-Epigenetic EngineTM for cardiovascular disease to become one of the leading medical technology companies for enabling improved prevention, early detection, and assists in treatment of cardiovascular disease.

Important Information and Where to Find it

In connection with the proposed Business Combination, Mana Capital has filed a registration statement on Form S-4 containing proxy materials in the form of a proxy statement with the SEC. The Form S-4 includes a proxy statement to be distributed to holders of Mana Capital’s common stock in connection with Mana Capital’s solicitation of proxies for the vote by Mana Capital’s stockholders with respect to the proposed Business Combination and other matters as described in the Form S-4, as well as the prospectus relating to the offer of securities to be issued to Cardio’s stockholders in connection with the proposed Business Combination. After the Form S-4 has been declared effective, Mana Capital will mail a definitive proxy statement, when available, to its stockholders. Investors and security holders and other interested parties are urged to read the Form S-4, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Mana Capital, Cardio and the proposed Business Combination. Additionally, Mana Capital will file other relevant materials with the SEC in connection with the Business Combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Securityholders of Mana Capital are urged to read the Form S-4 and the other relevant materials when they become available before making any voting decision with respect to the proposed Business Combination because they will contain important information about the Business Combination and the parties to the Business Combination.

Participants in the Solicitation

Mana Capital and Cardio and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed Business Combination under the rules of the SEC. Security holders may obtain more detailed information regarding the names, affiliations, and interests of certain of Mana Capital’s executive officers and directors in the solicitation by reading Mana Capital’s Form S-4 and other relevant materials filed with the SEC in connection with the Business Combination when they become available. Information about the directors and executive officers of Mana Capital is set forth in Mana Capital’s annual report for the year ended December 31, 2021 on Form 10-K (the “Form 10-K”), which was filed with the SEC on March 31, 2022. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the proposed Business Combination is set forth in the Form S-4. These documents can be obtained free of charge at www.sec.gov.

Cardio and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Mana Capital in connection with the proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination is included in the Form S-4 filed in connection with the proposed Business Combination.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Mana Capital or Cardio, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Mana Capital’s and Cardio’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Mana Capital’s and Cardio’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Mana Capital’s and Cardio’s control and are difficult to predict. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Mana Capital and its management, and Cardio and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: the risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Mana Capital’s Form S-1 (File No. 333-260360), Annual Report on Form 10-K for the year ended December 31, 2021, Quarterly Reports on Form 10-Q and registration statement on Form S-4 with the SEC (File No. 333-265308), as amended, which is subject to change and will include a document that serves as a prospectus and proxy statement of Mana Capital, and other documents filed by Mana Capital from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Mana Capital does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise required by law.

Contact Information

Mana Capital Acquisition Corp.

Jonathan Intrater, CEO

(413) 519-3764